UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2006 (July 27, 2006)
SUNOCO LOGISTICS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

Mellon Bank Center, 1735 Market Street, Philadelphia, PA	19103-1699
(Address of principal executive offices)	(Zip Code)
866-248-4344
Registrant’s telephone number, including area code
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On July 27, 2006, Sunoco Pipeline Acquisition LLC, a Delaware limited liability company (“Buyer”) and wholly owned indirect subsidiary of Sunoco Logistics Partners L.P. (the “Partnership”), entered into a definitive Membership Interest Purchase Agreement (the “Agreement”) with Sunoco, Inc., a Pennsylvania corporation (“Seller”) and sole member of Sun Pipe Line Company of Delaware LLC (the “Company”), pursuant to which Buyer will purchase from Seller, all of the issued and outstanding membership interests in the Company. As consideration for the transaction, the Buyer will pay Seller $65 million in cash. The purchase will be funded initially through a combination of cash on hand, and borrowing under the Partnership’s revolving credit facility. The Partnership is a consolidated subsidiary of Seller. The Company owns 50 percent of the Class A (voting) shares and 55.26% of Class B (non-voting) shares of the Mid-Valley Pipe Line Company, an Ohio corporation. Closing of this transaction is subject to certain conditions, including the filing of notice and expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The parties currently expect to close during the third quarter of 2006. A press release announcing the execution of the Agreement is attached hereto as Exhibit 99.1.
Item 2.02. Results of Operations and Financial Condition.
The press release announcing the financial results for the Partnership’s 2006 second quarter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this report, being furnished pursuant to Item 2.02 and 7.01 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure.
On July 27, 2006, the Partnership issued a press release announcing its financial results for the second quarter 2006. Additional information concerning the Partnership’s second quarter earnings was presented to investors in a teleconference call July 28, 2006. A copy of the slide presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibit

99.1	Press release dated July 27, 2006.

99.2	Slide presentation given July 28, 2006 during investor teleconference.
Forward-Looking Statement
Statements contained in the exhibits to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LOGISTICS PARTNERS L.P.

By: Sunoco Partners LLC, its General Partner
(Registrant)

Date August 1, 2006

/s/ Jennifer L. Andrews

Jennifer L. Andrews
Comptroller
(Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit
Number	Exhibit
Exhibit 99.1	Press Release dated July 27, 2006.

Exhibit 99.2	Slide presentation given July 28, 2006 during investor teleconference.

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